Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
December 31, 2015

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible equity to tangible assets,

•	Tangible common equity to tangible assets,

•	Tier 1 common equity to risk-weighted assets using Basel I definitions (through 4Q 2014), and

•	Tangible common equity to risk-weighted assets using Basel I definition (through 4Q 2014) and Basel III definition (beginning 1Q 2015).
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics(1)
(Unaudited)

	2015	2015	2014	Percent Changes vs.
(dollar amounts in thousands, except as noted)	Fourth	Third	Fourth	3Q15	4Q14
Net interest income (3)	$505,336	$503,623	$480,774	—%	5%
FTE adjustment	(8,425)	(8,168)	(7,522)	3	12
Net interest income	496,911	495,455	473,252	—	5
Provision for credit losses	36,468	22,476	2,494	62	1,362
Noninterest income	272,215	253,119	233,278	8	17
Noninterest expense	498,766	526,508	483,271	(5)	3
Income before income taxes	233,892	199,590	220,765	17	6
Provision for income taxes	55,583	47,002	57,151	18	(3)
Net income	178,309	152,588	163,614	17	9
Dividends on preferred shares	7,972	7,968	7,963	—	—
Net income applicable to common shares	$170,337	$144,620	$155,651	18%	9%

Net income per common share - diluted	$0.21	$0.18	$0.19	17%	11%
Cash dividends declared per common share	0.07	0.06	0.06	17	17
Tangible book value per common share at end of period	6.91	6.88	6.62	—	4

Number of common shares repurchased	2,490	6,764	3,605	(63)	(31)
Average common shares - basic	796,095	800,883	811,967	(1)	(2)
Average common shares - diluted	810,143	814,326	825,338	(1)	(2)
Ending common shares outstanding	794,929	796,659	811,455	—	(2)

Return on average assets	1.00%	0.87%	1.00%
Return on average common shareholders’ equity	10.8	9.3	10.3
Return on average tangible common shareholders’ equity(2)	12.4	10.7	11.9
Net interest margin(3)	3.09	3.16	3.18
Efficiency ratio(4)	63.7	69.1	66.2
Effective tax rate	23.8	23.5	25.9

Average total assets (millions)	$70,826	$69,304	$64,932	2	9
Average earning assets (millions)	64,961	63,323	60,010	3	8
Average loans and leases (millions)	49,827	49,046	47,092	2	6
Average loans and leases - linked quarter annualized growth rate	6.4%	9.6%	8.5%
Average total deposits (millions)	$55,338	$54,379	$50,752	2	9
Average core deposits(5) (millions)	51,585	50,891	47,638	1	8
Average core deposits - linked quarter annualized growth rate	5.4%	13.8%	13.2%
Average shareholders’ equity (millions)	$6,636	$6,573	$6,374	1	4
Average tangible common shareholders' equity (millions)	5,536	5,469	5,414	1	2

Total assets at end of period (millions)	71,045	70,210	66,298	1	7
Total shareholders’ equity at end of period (millions)	6,595	6,583	6,328	—	4

NCOs as a % of average loans and leases	0.18%	0.13%	0.20%
NAL ratio	0.74	0.72	0.63
NPA ratio(6)	0.79	0.77	0.71
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.19	1.19	1.27
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.33	1.32	1.40
ACL as a % of NALs	180	184	222
ACL as a % of NPAs	168	172	197

Common equity tier 1 risk-based capital ratio(7)	9.79	9.72	N.A.
Tier 1 common risk-based capital ratio(9)	N.A.	N.A.	10.23
Tangible common equity / tangible asset ratio(8)	7.81	7.89	8.17
See Notes to the Annual and Quarterly Key Statistics.

Huntington Bancshares Incorporated
Annual Key Statistics(1)
(Unaudited)

	Year Ended December 31,		Change
(dollar amounts in thousands, except as noted)	2015	2014	Amount	Percent
Net interest income(3)	$1,982,852	$1,864,691	$118,161	6%
FTE adjustment	(32,115)	(27,550)	(4,565)	17
Net interest income	1,950,737	1,837,141	113,596	6
Provision for credit losses	99,954	80,989	18,965	23
Noninterest income	1,038,730	979,179	59,551	6
Noninterest expense	1,975,908	1,882,346	93,562	5
Income before income taxes	913,605	852,985	60,620	7
Provision for income taxes	220,648	220,593	55	—
Net Income	692,957	632,392	60,565	10
Dividends on preferred shares	31,873	31,854	19	—
Net income applicable to common shares	$661,084	$600,538	$60,546	10%

Net income per common share - diluted	$0.81	$0.72	$0.09	13%
Cash dividends declared per common share	0.25	0.21	0.04	19

Average common shares - basic	803,412	819,917	(16,505)	(2)
Average common shares - diluted	817,129	833,081	(15,952)	(2)

Return on average assets	1.01%	1.01%
Return on average common shareholders’ equity	10.7	10.2
Return on average tangible common shareholders’ equity(2)	12.4	11.8
Net interest margin(3)	3.15	3.23
Efficiency ratio(4)	64.5	65.1
Effective tax rate	24.2	25.9

Average total assets (millions)	$68,581	$62,499	$6,082	10
Average earning assets (millions)	63,023	57,705	5,318	9
Average loans and leases (millions)	48,646	45,425	3,221	7
Average total deposits (millions)	53,632	48,903	4,729	10
Average core deposits(5) (millions)	50,121	46,147	3,974	9
Average shareholders’ equity (millions)	6,536	6,270	266	4
Average tangible common shareholders' equity (millions)	5,469	5,335	134	3

NCOs as a % of average loans and leases	0.18%	0.27%
NAL ratio	0.74	0.63
NPA ratio(6)	0.79	0.71
See Notes to the Annual and Quarterly Key Statistics.

Annual and Quarterly Key Statistics Footnotes

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.

(2)
Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(4)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(6)	NPAs include other real estate owned.

(7)	December 31, 2015, figures are estimated.

(8)
Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(9)
On January 1, 2015, we became subject to the Basel III capital requirements and the standardized approach for calculating risk-weighted assets in accordance with subpart D of the final capital rule. Ratios prior to January 1, 2015 were not retrospectively updated and are presented on a Basel I basis.

(N.A.)    Not applicable. See footnote 9 above.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	December 31,	December 31,
(dollar amounts in thousands, except number of shares)	2015	2014	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$847,156	$1,220,565	(31)%
Interest-bearing deposits in banks	51,838	64,559	(20)
Trading account securities	36,997	42,191	(12)
Loans held for sale	474,621	416,327	14
Available-for-sale and other securities	8,775,441	9,384,670	(6)
Held-to-maturity securities	6,159,590	3,379,905	82
Loans and leases(1)	50,341,099	47,655,726	6
Allowance for loan and lease losses	(597,843)	(605,196)	(1)
Net loans and leases	49,743,256	47,050,530	6
Bank owned life insurance	1,757,668	1,718,436	2
Premises and equipment	620,540	616,407	1
Goodwill	676,869	522,541	30
Other intangible assets	54,978	74,671	(26)
Accrued income and other assets	1,845,597	1,807,208	2
Total assets	$71,044,551	$66,298,010	7%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$55,294,979	$51,732,151	7%
Short-term borrowings	615,279	2,397,101	(74)
Long-term debt	7,067,614	4,335,962	63
Accrued expenses and other liabilities	1,472,073	1,504,626	(2)
Total liabilities	64,449,945	59,969,840	7

Shareholders' equity
Preferred stock - authorized 6,617,808 shares-
Series A, 8.50% fixed rate, non-cumulative perpetual convertible preferred stock, par value of $0.01, and liquidation value per share of $1,000	362,506	362,507	—
Series B, floating rate, non-voting, non-cumulative perpetual preferred stock, par value of $0.01, and liquidation value per share of $1,000	23,785	23,785	—
Common stock - Par value of $0.01	7,970	8,131	(2)
Capital surplus	7,038,502	7,221,745	(3)
Less treasury shares, at cost	(17,932)	(13,382)	34
Accumulated other comprehensive loss	(226,158)	(222,292)	2
Retained (deficit) earnings	(594,067)	(1,052,324)	(44)
Total shareholders’ equity	6,594,606	6,328,170	4
Total liabilities and shareholders’ equity	$71,044,551	$66,298,010	7%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares issued	796,969,694	813,136,321
Common shares outstanding	794,928,886	811,454,676
Treasury shares outstanding	2,040,808	1,681,645
Preferred shares issued	1,967,071	1,967,071
Preferred shares outstanding	398,006	398,007

(1)	See page 5 for detail of loans and leases.

(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2015		2015		2015		2015		2014

Ending Balances by Type:
Commercial:
Commercial and industrial	$20,560	41%	$20,040	40%	$20,003	41%	$20,109	42%	$19,033	40%
Commercial real estate:
Construction	1,031	2	1,110	2	1,021	2	910	2	875	2
Commercial	4,237	8	4,294	9	4,192	9	4,157	9	4,322	9
Commercial real estate	5,268	10	5,404	11	5,213	11	5,067	11	5,197	11
Total commercial	25,828	51	25,444	51	25,216	52	25,176	53	24,230	51
Consumer:
Automobile	9,481	19	9,160	19	8,549	18	7,803	16	8,690	18
Home equity	8,471	17	8,461	17	8,526	17	8,492	18	8,491	18
Residential mortgage	5,998	12	6,071	12	5,987	12	5,795	12	5,831	12
Other consumer	563	1	520	1	474	1	430	1	414	1
Total consumer	24,513	49	24,212	49	23,536	48	22,520	47	23,426	49
Total loans and leases	$50,341	100%	$49,656	100%	$48,752	100%	$47,696	100%	$47,656	100%

Ending Balances by Business Segment:
Retail and Business Banking	$13,681	27%	$13,648	28%	$13,673	28%	$13,515	28%	$13,199	28%
Commercial Banking	13,409	27	13,144	26	12,980	27	13,066	28	12,362	26
AFCRE	16,864	33	16,411	33	15,609	32	14,812	31	15,640	33
RBHPCG	3,021	6	2,992	6	2,968	6	2,896	6	2,963	6
Home Lending	3,366	7	3,437	7	3,405	7	3,336	7	3,391	7
Treasury / Other	—	—	24	—	117	—	71	—	101	—
Total loans and leases	$50,341	100%	$49,656	100%	$48,752	100%	$47,696	100%	$47,656	100%

	December 31,		September 30,		June 30,		March 31,		December 31,
	2015		2015		2015		2015		2014
Average Balances by Business Segment:
Retail and Business Banking	$13,686	28%	$13,704	28%	$13,646	29%	$13,523	28%	$13,168	28%
Commercial Banking	13,132	26	12,937	26	12,808	27	12,140	26	12,389	27
AFCRE	16,494	33	15,895	33	15,071	31	15,779	33	15,160	32
RBHPCG	2,990	6	2,979	6	2,930	6	2,890	6	2,949	6
Home Lending	3,434	7	3,438	7	3,339	7	3,360	7	3,327	7
Treasury / Other	91	—	93	—	105	—	88	—	99	—
Total loans and leases	$49,827	100%	$49,046	100%	$47,899	100%	$47,780	100%	$47,092	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2015		2015		2015		2015		2014

Ending Balances by Type:
Demand deposits - noninterest-bearing	$16,480	30%	$16,935	31%	$17,011	32%	$15,960	30%	$15,393	30%
Demand deposits - interest-bearing	7,682	14	6,574	12	6,627	12	6,537	13	6,248	12
Money market deposits	19,792	36	19,494	36	18,580	35	18,933	36	18,986	37
Savings and other domestic deposits	5,246	9	5,189	10	5,240	10	5,288	10	5,048	10
Core certificates of deposit	2,382	4	2,483	5	2,580	5	2,709	5	2,936	5
Total core deposits	51,582	93	50,675	94	50,038	94	49,427	94	48,611	94
Other domestic deposits of $250,000 or more	501	1	263	—	178	—	189	—	198	—
Brokered deposits and negotiable CDs	2,944	5	2,904	5	2,705	5	2,682	5	2,522	5
Deposits in foreign offices	268	1	403	1	552	1	535	1	401	1
Total deposits	$55,295	100%	$54,245	100%	$53,473	100%	$52,833	100%	$51,732	100%
Total core deposits:
Commercial	$24,474	47%	$24,886	49%	$24,103	48%	$23,061	47%	$22,725	47%
Consumer	27,108	53	25,789	51	25,935	52	26,366	53	25,886	53
Total core deposits	$51,582	100%	$50,675	100%	$50,038	100%	$49,427	100%	$48,611	100%

Ending Balances by Business Segment:
Retail and Business Banking	$30,876	56%	$29,979	55%	$29,983	56%	$30,150	57%	$29,350	57%
Commercial Banking	11,425	21	11,826	22	10,908	20	11,195	21	11,185	21
AFCRE	1,652	3	1,522	3	1,519	3	1,443	3	1,378	3
RBHPCG	7,691	14	7,377	14	7,265	14	6,707	13	6,728	13
Home Lending	362	—	305	—	340	1	350	—	327	1
Treasury / Other(1)	3,289	6	3,236	6	3,458	6	2,988	6	2,764	5
Total deposits	$55,295	100%	$54,245	100%	$53,473	100%	$52,833	100%	$51,732	100%

	December 31,		September 30,		June 30,		March 31,		December 31,
	2015		2015		2015		2015		2014
Average Balances by Business Segment:
Retail and Business Banking	$30,543	55%	$30,152	55%	$30,126	57%	$29,727	57%	$29,481	58%
Commercial Banking	11,751	21	11,567	21	10,848	20	11,140	21	10,632	21
AFCRE	1,628	3	1,494	3	1,487	3	1,375	3	1,315	3
RBHPCG	7,865	14	7,692	14	6,780	13	6,736	13	6,389	12
Home Lending	349	1	342	1	388	1	321	1	323	1
Treasury / Other(1)	3,202	6	3,132	6	3,010	6	2,830	5	2,612	5
Total deposits	$55,338	100%	$54,379	100%	$52,639	100%	$52,129	100%	$50,752	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (2)
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in millions)	2015	2015	2015	2015	2014	3Q15	4Q14
Assets
Interest-bearing deposits in banks	$89	$89	$89	$94	$85	—%	5%
Loans held for sale	502	464	1,272	381	374	8	34
Securities:
Available-for-sale and other securities:
Taxable	8,099	8,310	7,916	7,664	7,291	(3)	11
Tax-exempt	2,257	2,136	2,028	1,874	1,684	6	34
Total available-for-sale and other securities	10,356	10,446	9,944	9,538	8,975	(1)	15
Trading account securities	39	52	41	53	49	(25)	(20)
Held-to-maturity securities - taxable	4,148	3,226	3,324	3,347	3,435	29	21
Total securities	14,543	13,724	13,309	12,938	12,459	6	17
Loans and leases:(1)
Commercial:
Commercial and industrial	20,186	19,802	19,819	19,116	18,880	2	7
Commercial real estate:
Construction	1,108	1,101	970	887	822	1	35
Commercial	4,158	4,193	4,214	4,275	4,262	(1)	(2)
Commercial real estate	5,266	5,294	5,184	5,162	5,084	(1)	4
Total commercial	25,452	25,096	25,003	24,278	23,964	1	6
Consumer:
Automobile	9,286	8,879	8,083	8,783	8,512	5	9
Home equity	8,463	8,526	8,503	8,484	8,452	(1)	—
Residential mortgage	6,079	6,048	5,859	5,810	5,751	1	6
Other consumer	547	497	451	425	413	10	32
Total consumer	24,375	23,950	22,896	23,502	23,128	2	5
Total loans and leases	49,827	49,046	47,899	47,780	47,092	2	6
Allowance for loan and lease losses	(595)	(609)	(608)	(612)	(631)	(2)	(6)
Net loans and leases	49,232	48,437	47,291	47,168	46,461	2	6
Total earning assets	64,961	63,323	62,569	61,193	60,010	3	8
Cash and due from banks	1,468	1,555	926	935	929	(6)	58
Intangible assets	734	739	745	593	602	(1)	22
All other assets	4,258	4,296	4,251	4,142	4,022	(1)	6
Total assets	$70,826	$69,304	$67,883	$66,251	$64,932	2%	9%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$17,174	$17,017	$15,893	$15,253	$15,179	1%	13%
Demand deposits - interest-bearing	6,923	6,604	6,584	6,173	5,948	5	16
Total demand deposits	24,097	23,621	22,477	21,426	21,127	2	14
Money market deposits	19,843	19,512	18,803	19,368	18,401	2	8
Savings and other domestic deposits	5,215	5,224	5,273	5,169	5,052	—	3
Core certificates of deposit	2,430	2,534	2,639	2,814	3,058	(4)	(21)
Total core deposits	51,585	50,891	49,192	48,777	47,638	1	8
Other domestic deposits of $250,000 or more	426	217	184	195	201	96	112
Brokered deposits and negotiable CDs	2,929	2,779	2,701	2,600	2,434	5	20
Deposits in foreign offices	398	492	562	557	479	(19)	(17)
Total deposits	55,338	54,379	52,639	52,129	50,752	2	9
Short-term borrowings	524	844	2,153	1,882	2,683	(38)	(80)
Long-term debt	6,813	6,066	5,139	4,374	3,956	12	72
Total interest-bearing liabilities	45,501	44,272	44,038	43,132	42,212	3	8
All other liabilities	1,515	1,442	1,435	1,450	1,167	5	30
Shareholders’ equity	6,636	6,573	6,517	6,416	6,374	1	4
Total liabilities and shareholders’ equity	$70,826	$69,304	$67,883	$66,251	$64,932	2%	9%

(1)	Includes nonaccrual loans

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in thousands)	2015	2015	2015	2015	2014
Assets
Interest-bearing deposits in banks	$17	$13	$19	$41	$50
Loans held for sale	5,324	4,422	10,546	3,520	3,566
Securities:
Available-for-sale and other securities:
Taxable	50,582	52,141	51,525	47,856	47,531
Tax-exempt	17,803	16,671	15,875	14,288	13,718
Total available-for-sale and other securities	68,385	68,812	67,400	62,144	61,249
Trading account securities	106	128	104	155	128
Held-to-maturity securities - taxable	25,394	19,812	20,741	20,667	21,013
Total securities	93,885	88,752	88,245	82,966	82,390
Loans and leases:
Commercial:
Commercial and industrial	179,233	180,997	180,992	158,917	161,530
Commercial real estate:
Construction	9,752	9,917	8,825	8,462	9,034
Commercial	35,215	36,785	36,329	38,197	37,789
Commercial real estate	44,967	46,702	45,154	46,659	46,823
Total commercial	224,200	227,699	226,146	205,576	208,353
Consumer:
Automobile	75,323	72,341	64,575	70,140	71,449
Home equity	85,491	86,254	84,215	84,382	86,176
Residential mortgage	55,702	56,048	54,496	54,432	55,186
Other consumer	12,636	11,116	9,515	8,599	7,977
Total consumer	229,152	225,759	212,801	217,553	220,788
Total loans and leases	453,352	453,458	438,947	423,129	429,141
Total earning assets	$552,578	$546,645	$537,757	$509,656	$515,147

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	1,390	1,211	984	693	588
Total demand deposits	1,390	1,211	984	693	588
Money market deposits	11,545	11,200	10,435	10,226	10,261
Savings and other domestic deposits	1,811	1,840	1,775	1,914	2,091
Core certificates of deposit	5,068	5,135	5,161	5,282	5,764
Total core deposits	19,814	19,386	18,355	18,115	18,704
Other domestic deposits of $250,000 or more	433	237	204	204	220
Brokered deposits and negotiable CDs	1,399	1,178	1,121	1,069	1,128
Deposits in foreign offices	132	163	185	179	156
Total deposits	21,778	20,964	19,865	19,567	20,208
Short-term borrowings	119	192	731	542	820
Long-term debt	25,345	21,866	18,513	14,302	13,345
Total interest bearing liabilities	47,242	43,022	39,109	34,411	34,373
Net interest income	$505,336	$503,623	$498,648	$475,245	$480,774

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates(2)
	December 31,	September 30,	June 30,	March 31,	December 31,
Fully-taxable equivalent basis(1)	2015	2015	2015	2015	2014
Assets
Interest-bearing deposits in banks	0.08%	0.06%	0.08%	0.18%	0.23%
Loans held for sale	4.24	3.81	3.32	3.69	3.82
Securities:
Available-for-sale and other securities:
Taxable	2.50	2.51	2.60	2.50	2.61
Tax-exempt	3.15	3.12	3.13	3.05	3.26
Total available-for-sale and other securities	2.64	2.63	2.71	2.61	2.73
Trading account securities	1.09	0.97	1.00	1.17	1.05
Held-to-maturity securities - taxable	2.45	2.46	2.50	2.47	2.45
Total securities	2.58	2.59	2.65	2.57	2.65
Loans and leases:(3)
Commercial:
Commercial and industrial	3.47	3.58	3.61	3.33	3.35
Commercial real estate:
Construction	3.45	3.52	3.60	3.81	4.30
Commercial	3.31	3.43	3.41	3.57	3.47
Commercial real estate	3.34	3.45	3.45	3.62	3.60
Total commercial	3.45	3.55	3.58	3.39	3.40
Consumer:
Automobile	3.22	3.23	3.20	3.24	3.33
Home equity	4.01	4.01	3.97	4.03	4.05
Residential mortgage	3.67	3.71	3.72	3.75	3.84
Other consumer	9.17	8.88	8.45	8.20	7.68
Total consumer	3.74	3.75	3.73	3.74	3.80
Total loans and leases	3.59	3.65	3.65	3.56	3.60
Total earning assets	3.37	3.42	3.45	3.38	3.41
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—	—	—	—	—
Demand deposits - interest-bearing	0.08	0.07	0.06	0.05	0.04
Total demand deposits	0.02	0.02	0.02	0.01	0.01
Money market deposits	0.23	0.23	0.22	0.21	0.22
Savings and other domestic deposits	0.14	0.14	0.14	0.15	0.16
Core certificates of deposit	0.83	0.80	0.78	0.76	0.75
Total core deposits	0.23	0.23	0.22	0.22	0.23
Other domestic deposits of $250,000 or more	0.40	0.43	0.44	0.42	0.43
Brokered deposits and negotiable CDs	0.19	0.17	0.17	0.17	0.18
Deposits in foreign offices	0.13	0.13	0.13	0.13	0.13
Total deposits	0.23	0.22	0.22	0.22	0.23
Short-term borrowings	0.09	0.09	0.14	0.12	0.12
Long-term debt	1.49	1.44	1.44	1.31	1.35
Total interest-bearing liabilities	0.41	0.39	0.36	0.32	0.32
Net interest rate spread	2.96	3.03	3.09	3.06	3.09
Impact of noninterest-bearing funds on margin	0.13	0.13	0.11	0.09	0.09
Net interest margin	3.09%	3.16%	3.20%	3.15%	3.18%
Commercial Loan Derivative Impact
(Unaudited)

	Average Rates
	2015	2015	2015	2015	2014
Fully-taxable equivalent basis(1)	Fourth	Third	Second	First	Fourth
Commercial loans(2)(3)	3.27%	3.36%	3.38%	3.18%	3.20%
Impact of commercial loan derivatives	0.18	0.19	0.20	0.21	0.20
Total commercial - as reported	3.45%	3.55%	3.58%	3.39%	3.40%

Average 30 day LIBOR	0.25%	0.20%	0.18%	0.17%	0.16%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

(2)	Yield/rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data(1)
(Unaudited)

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in thousands, except per share amounts)	2015	2015	2015	2015	2014
Interest income	$544,153	$538,477	$529,795	$502,096	$507,625
Interest expense	47,242	43,022	39,109	34,411	34,373
Net interest income	496,911	495,455	490,686	467,685	473,252
Provision for credit losses	36,468	22,476	20,419	20,591	2,494
Net interest income after provision for credit losses	460,443	472,979	470,267	447,094	470,758
Service charges on deposit accounts	72,854	75,157	70,118	62,220	67,408
Cards and payment processing income	37,594	36,664	35,886	32,571	27,993
Mortgage banking income	31,418	18,956	38,518	22,961	14,030
Trust services	25,272	24,972	26,550	29,039	28,781
Insurance income	15,528	16,204	17,637	15,895	16,252
Brokerage income	14,462	15,059	15,184	15,500	16,050
Capital markets fees	13,778	12,741	13,192	13,905	13,791
Bank owned life insurance income	13,441	12,719	13,215	13,025	14,988
Gain on sale of loans	10,122	5,873	12,453	4,589	5,408
Securities gains (losses)	474	188	82	—	(104)
Other income	37,272	34,586	38,938	21,918	28,681
Total noninterest income	272,215	253,119	281,773	231,623	233,278
Personnel costs	288,861	286,270	282,135	264,916	263,289
Outside data processing and other services	63,775	58,535	58,508	50,535	53,685
Equipment	31,711	31,303	31,694	30,249	31,981
Net occupancy	32,939	29,061	28,861	31,020	31,565
Marketing	12,035	12,179	15,024	12,975	12,466
Professional services	13,010	11,961	12,593	12,727	15,665
Deposit and other insurance expense	11,105	11,550	11,787	10,167	13,099
Amortization of intangibles	3,788	3,913	9,960	10,206	10,653
Other expense	41,542	81,736	41,215	36,062	50,868
Total noninterest expense	498,766	526,508	491,777	458,857	483,271
Income before income taxes	233,892	199,590	260,263	219,860	220,765
Provision for income taxes	55,583	47,002	64,057	54,006	57,151
Net income	$178,309	$152,588	$196,206	$165,854	$163,614
Dividends on preferred shares	7,972	7,968	7,968	7,965	7,963
Net income applicable to common shares	$170,337	$144,620	$188,238	$157,889	$155,651

Average common shares - basic	796,095	800,883	806,891	809,778	811,967
Average common shares - diluted	810,143	814,326	820,238	823,809	825,338

Per common share
Net income - basic	$0.21	$0.18	$0.23	$0.19	$0.19
Net income - diluted	0.21	0.18	0.23	0.19	0.19
Cash dividends declared	0.07	0.06	0.06	0.06	0.06

Revenue - fully-taxable equivalent (FTE)
Net interest income	$496,911	$495,455	$490,686	$467,685	$473,252
FTE adjustment	8,425	8,168	7,962	7,560	7,522
Net interest income(2)	505,336	503,623	498,648	475,245	480,774
Noninterest income	272,215	253,119	281,773	231,623	233,278
Total revenue(2)	$777,551	$756,742	$780,421	$706,868	$714,052

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in thousands, except as noted)	2015	2015	2015	2015	2014	3Q15	4Q14
Mortgage banking income
Origination and secondary marketing	$23,885	$20,005	$26,350	$20,032	$12,940	19%	85%
Servicing fees	11,060	10,763	10,677	10,842	8,004	3	38
Amortization of capitalized servicing	(6,655)	(6,080)	(6,965)	(6,979)	(6,050)	9	10
Other mortgage banking income	2,271	2,691	2,467	3,549	2,912	(16)	(22)
Subtotal	30,561	27,379	32,529	27,444	17,806	12	72
MSR valuation adjustment(1)	5,144	(14,113)	14,525	(9,164)	(7,080)	N.R.	N.R.
Net trading gains (losses) related to MSR hedging	(4,287)	5,690	(8,536)	4,681	3,304	N.R.	N.R.
Total mortgage banking income	$31,418	$18,956	$38,518	$22,961	$14,030	66%	124%
Mortgage originations (in millions)	$1,012	$1,259	$1,454	$980	$922	(20)%	10%
Capitalized mortgage servicing rights(2)	160,718	153,532	163,808	145,909	155,598	5	3
Total mortgages serviced for others (in millions)(2)	16,168	15,941	15,722	15,569	15,637	1	3
MSR % of investor servicing portfolio(2)	0.99%	0.96%	1.04%	0.94%	1.00%	3	(1)
Net impact of MSR hedging
MSR valuation adjustment(1)	$5,144	$(14,113)	$14,525	$(9,164)	$(7,080)	N.R.	N.R.
Net trading gains (losses) related to MSR hedging	(4,287)	5,690	(8,536)	4,681	3,304	N.R.	N.R.
Net gain (loss) of MSR hedging	$857	$(8,423)	$5,989	$(4,483)	$(3,776)	N.R.	N.R.

N.R.	Not relevant

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in thousands)	2015	2015	2015	2015	2014
Allowance for loan and lease losses, beginning of period	$591,938	$599,542	$605,126	$605,196	$631,036
Loan and lease losses	(54,961)	(60,875)	(46,970)	(55,075)	(56,252)
Recoveries of loans previously charged off	33,138	44,712	21,595	30,643	33,277
Net loan and lease losses	(21,823)	(16,163)	(25,375)	(24,432)	(22,975)
Provision for loan and lease losses	28,610	13,624	19,790	26,655	(2,863)
Allowance of assets sold or transferred to loans held for sale	(882)	(5,065)	1	(2,293)	(2)
Allowance for loan and lease losses, end of period	597,843	591,938	599,542	605,126	605,196
Allowance for unfunded loan commitments and letters of credit, beginning of period	64,223	55,371	54,742	60,806	55,449
Provision for (reduction in) unfunded loan commitments and letters of credit losses	7,858	8,852	629	(6,064)	5,357
Allowance for unfunded loan commitments and letters of credit, end of period	72,081	64,223	55,371	54,742	60,806
Total allowance for credit losses, end of period	$669,924	$656,161	$654,913	$659,868	$666,002
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.19%	1.19%	1.23%	1.27%	1.27%
Nonaccrual loans and leases (NALs)	161	166	165	166	202
Nonperforming assets (NPAs)	150	155	151	151	179
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.33%	1.32%	1.34%	1.38%	1.40%
Nonaccrual loans and leases	180	184	180	181	222
Nonperforming assets	168	172	165	165	197

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in thousands)	2015	2015	2015	2015	2014
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$2,252	$9,858	$4,411	$11,403	$333
Commercial real estate:
Construction	(296)	(309)	164	(383)	(1,747)
Commercial	(3,939)	(13,512)	5,361	(3,629)	1,565
Commercial real estate	(4,235)	(13,821)	5,525	(4,012)	(182)
Total commercial	(1,983)	(3,963)	9,936	7,391	151
Consumer:
Automobile	7,693	4,908	3,442	4,248	6,024
Home equity	4,706	5,869	4,650	4,625	6,321
Residential mortgage	3,158	2,010	2,142	2,816	3,059
Other consumer	8,249	7,339	5,205	5,352	7,420
Total consumer	23,806	20,126	15,439	17,041	22,824
Total net charge-offs	$21,823	$16,163	$25,375	$24,432	$22,975

Net charge-offs (recoveries)—annualized percentages:
Commercial:
Commercial and industrial	0.04%	0.20%	0.09%	0.24%	0.01%
Commercial real estate:
Construction	(0.11)	(0.11)	0.07	(0.17)	(0.85)
Commercial	(0.38)	(1.29)	0.51	(0.34)	0.15
Commercial real estate	(0.32)	(1.04)	0.43	(0.31)	(0.01)
Total commercial	(0.03)	(0.06)	0.16	0.12	—
Consumer:
Automobile	0.33	0.22	0.17	0.19	0.28
Home equity	0.22	0.28	0.22	0.22	0.30
Residential mortgage	0.21	0.13	0.15	0.19	0.21
Other consumer	6.03	5.91	4.61	5.03	7.20
Total consumer	0.39	0.34	0.27	0.29	0.39
Net charge-offs as a % of average loans	0.18%	0.13%	0.21%	0.20%	0.20%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in thousands)	2015	2015	2015	2015	2014
Nonaccrual loans and leases (NALs): (1)
Commercial and industrial	$175,195	$157,902	$149,713	$133,363	$71,974
Commercial real estate	28,984	27,516	43,888	49,263	48,523
Automobile	6,564	5,551	4,190	4,448	4,623
Residential mortgage	94,560	98,908	91,198	98,093	96,564
Home equity	66,278	66,446	75,282	79,169	78,515
Other consumer	—	154	68	77	45
Total nonaccrual loans and leases	371,581	356,477	364,339	364,413	300,244
Other real estate, net:
Residential	24,194	21,637	25,660	30,544	29,291
Commercial	3,148	3,273	3,572	3,407	5,748
Total other real estate, net	27,342	24,910	29,232	33,951	35,039
Other NPAs (2)	—	—	2,440	2,440	2,440
Total nonperforming assets	$398,923	$381,387	$396,011	$400,804	$337,723

Nonaccrual loans and leases as a % of total loans and leases	0.74%	0.72%	0.75%	0.76%	0.63%
NPA ratio(3)	0.79	0.77	0.81	0.84	0.71
(NPA+90days)/(Loan+OREO)(4)	1.00	0.98	1.03	1.08	0.98

	December 31,	September 30,	June 30,	March 31,	December 31,
	2015	2015	2015	2015	2014
Nonperforming assets, beginning of period	$381,387	$396,011	$400,804	$337,723	$364,475
New nonperforming assets	141,862	139,604	125,105	162,862	87,022
Returns to accruing status	(23,199)	(13,641)	(46,120)	(17,968)	(20,024)
Loan and lease losses	(29,394)	(45,667)	(33,797)	(41,574)	(36,108)
Payments	(64,137)	(78,516)	(38,396)	(30,578)	(48,645)
Sales and transfers to held-for-sale	(7,596)	(16,404)	(11,585)	(9,661)	(8,997)
Nonperforming assets, end of period	$398,923	$381,387	$396,011	$400,804	$337,723

(1)	Excludes loans transferred to held-for-sale.

(2)	Other nonperforming assets includes certain impaired investment securities.

(3)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(4)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in thousands)	2015	2015	2015	2015	2014
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$8,724	$6,571	$6,621	$5,935	$4,937
Commercial real estate	9,549	12,178	10,920	16,351	18,793
Automobile	7,162	6,873	4,269	4,746	5,703
Residential mortgage (excluding loans guaranteed by the U.S. Government)	14,082	17,492	21,869	21,034	33,040
Home equity	9,044	10,764	11,713	11,132	12,159
Other consumer	1,394	1,087	846	727	837
Total, excl. loans guaranteed by the U.S. Government	49,955	54,965	56,238	59,925	75,469
Add: loans guaranteed by U.S. Government	55,835	50,643	50,640	53,010	55,012
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$105,790	$105,608	$106,878	$112,935	$130,481

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.10%	0.11%	0.12%	0.13%	0.16%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.11	0.10	0.10	0.11	0.12
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.21	0.21	0.22	0.24	0.27

Accruing troubled debt restructured loans:
Commercial and industrial	$235,689	$241,327	$233,346	$162,207	$116,331
Commercial real estate	115,074	103,767	158,056	161,515	177,156
Automobile	24,893	24,537	24,774	25,876	26,060
Home equity	(1) 199,393	(1) 192,356	279,864	265,207	252,084
Residential mortgage	264,666	277,154	266,986	268,441	265,084
Other consumer	4,488	4,569	4,722	4,879	4,018
Total accruing troubled debt restructured loans	$844,203	$843,710	$967,748	$888,125	$840,733

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$56,919	$54,933	$46,303	$21,246	$20,580
Commercial real estate	16,617	12,806	19,490	28,676	24,964
Automobile	6,412	5,400	4,030	4,283	4,552
Home equity	(2) 20,996	(2) 19,188	26,568	26,379	27,224
Residential mortgage	71,640	68,577	65,415	69,799	69,305
Other consumer	151	152	160	165	70
Total nonaccruing troubled debt restructured loans	$172,735	$161,056	$161,966	$150,548	$146,695

(1)	Excludes approximately $88 million in home equity TDRs transferred to held-for-sale in the 2015 third quarter.

(2)	Excludes approximately $9 million in home equity TDRs transferred to held-for-sale in the 2015 third quarter.

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions except per share amounts)	2015	2015	2015	2015
Common equity tier 1 risk-based capital ratio:(1)
Total shareholders’ equity	$6,595	$6,583	$6,496	$6,462
Regulatory capital adjustments:
Shareholders’ preferred equity	(386)	(386)	(386)	(386)
Accumulated other comprehensive income offset	226	140	186	161
Goodwill and other intangibles, net of related taxes	(694)	(697)	(701)	(700)
Deferred tax assets that arise from tax loss and credit carryforwards	(19)	(15)	(15)	(36)
Common equity tier 1 capital	5,722	5,625	5,580	5,501
Additional tier 1 capital
Shareholders’ preferred equity	386	386	386	386
Qualifying capital instruments subject to phase-out	76	76	76	76
Other	(29)	(22)	(22)	(53)
Tier 1 capital	6,155	6,065	6,020	5,910
Long-term debt and other tier 2 qualifying instruments	563	623	623	648
Qualifying allowance for loan and lease losses	670	656	655	660
Other	—	—	—	—
Tier 2 capital	1,233	1,279	1,278	1,308
Total risk-based capital	$7,387	$7,344	$7,298	$7,218
Risk-weighted assets (RWA)(1)	58,420	57,839	57,850	57,840
Common equity tier 1 risk-based capital ratio(1)	9.79%	9.72%	9.65%	9.51%
Other regulatory capital data:
Tier 1 leverage ratio(1)	8.79%	8.85%	8.98%	9.04%
Tier 1 risk-based capital ratio(1)	10.53	10.49	10.41	10.22
Total risk-based capital ratio(1)	12.64	12.70	12.62	12.48
Non-regulatory capital data:
Tangible common equity / RWA ratio(1)	9.41	9.48	9.32	9.25

(1)	December 31, 2015, figures are estimated and are presented on a Basel III basis, including the standardized approach for calculating risk-weighted assets.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	December 31,	September 30,	June 30,	March 31,	December 31,
	2015	2015	2015	2015	2014
Common stock price, per share
High(1)	$11.870	$11.900	$11.720	$11.300	$10.740
Low(1)	10.210	10.000	10.670	9.630	8.800
Close	11.060	10.600	11.310	11.050	10.520
Average closing price	11.177	11.157	11.192	10.559	9.972
Dividends, per share
Cash dividends declared per common share	$0.07	$0.06	$0.06	$0.06	$0.06
Common shares outstanding
Average - basic	796,095	800,883	806,891	809,778	811,967
Average - diluted	810,143	814,326	820,238	823,809	825,338
Ending	794,929	796,659	803,066	808,528	811,455
Tangible book value per common share(2)	$6.91	$6.88	$6.71	$6.62	$6.62
Common share repurchases
Number of shares repurchased	2,490	6,764	8,834	4,949	3,605
Non-regulatory capital

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2015	2015	2015	2015	2014
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$6,595	$6,583	$6,496	$6,462	$6,328
Less: goodwill	(677)	(677)	(678)	(678)	(523)
Less: other intangible assets	(55)	(59)	(63)	(73)	(75)
Add: related deferred tax liability(2)	19	21	22	25	26
Total tangible equity	5,882	5,868	5,777	5,736	5,756
Less: preferred equity	(386)	(386)	(386)	(386)	(386)
Total tangible common equity	$5,496	$5,482	$5,391	$5,350	$5,370
Total assets	$71,045	$70,210	$68,846	$68,003	$66,298
Less: goodwill	(677)	(677)	(678)	(678)	(523)
Less: other intangible assets	(55)	(59)	(63)	(73)	(75)
Add: related deferred tax liability(2)	19	21	22	25	26
Total tangible assets	$70,332	$69,495	$68,127	$67,277	$65,726
Tangible equity / tangible asset ratio	8.36%	8.44%	8.48%	8.53%	8.76%
Tangible common equity / tangible asset ratio	7.81	7.89	7.91	7.95	8.17
Tier 1 leverage ratio(4)	N.A.	N.A.	N.A.	N.A.	9.74
Tier 1 risk-based capital ratio(4)	N.A.	N.A.	N.A.	N.A.	11.50
Total risk-based capital ratio(4)	N.A.	N.A.	N.A.	N.A.	13.56
Tangible common equity / risk-weighted assets ratio(4)	N.A.	N.A.	N.A.	N.A.	9.86
Other data:
Number of employees (Average full-time equivalent)	12,418	12,367	12,274	11,914	11,875
Number of domestic full-service branches(3)	777	756	735	733	729

(1)	High and low stock prices are intra-day quotes obtained from Bloomberg.

(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	Includes Regional Banking and The Huntington Private Client Group offices.

(4)	Ratios are calculated on the Basel I basis.

N.A.
On January 1, 2015, we became subject to the Basel III capital requirements and the standardized approach for calculating risk-weighted assets in accordance with subpart D of the final capital rule. See page 16 for Basel III capital ratios.

Huntington Bancshares Incorporated
Consolidated Annual Average Balance Sheets
(Unaudited)

	Annual Average Balances (2)
		Change from 2014			Change from 2013
(dollar amounts in millions)	2015	Amount	Percent	2014	Amount	Percent	2013
Assets
Interest-bearing deposits in banks	$90	$5	6%	$85	$15	21%	$70
Loans held for sale	654	331	102	323	(198)	(38)	521
Securities:
Available-for-sale and other securities:
Taxable	7,999	1,214	18	6,785	402	6	6,383
Tax-exempt	2,075	646	45	1,429	866	154	563
Total available-for-sale and other securities	10,074	1,860	23	8,214	1,268	18	6,946
Trading account securities	46	—	—	46	(34)	(43)	80
Held-to-maturity securities - taxable	3,513	(99)	(3)	3,612	1,457	68	2,155
Total securities	13,633	1,761	15	11,872	2,691	29	9,181
Loans and leases:(1)
Commercial:
Commercial and industrial	19,734	1,392	8	18,342	1,168	7	17,174
Commercial real estate:
Construction	1,017	289	40	728	148	26	580
Commercial	4,210	(61)	(1)	4,271	(178)	(4)	4,449
Commercial real estate	5,227	228	5	4,999	(30)	(1)	5,029
Total commercial	24,961	1,620	7	23,341	1,138	5	22,203
Consumer:
Automobile	8,760	1,090	14	7,670	1,991	35	5,679
Home equity	8,494	99	1	8,395	85	1	8,310
Residential mortgage	5,950	327	6	5,623	425	8	5,198
Other consumer	481	85	21	396	(40)	(9)	436
Total consumer	23,685	1,601	7	22,084	2,461	13	19,623
Total loans and leases	48,646	3,221	7	45,425	3,599	9	41,826
Allowance for loan and lease losses	(606)	32	(5)	(638)	87	(12)	(725)
Net loans and leases	48,040	3,253	7	44,787	3,686	9	41,101
Total earning assets	63,023	5,318	9	57,705	6,107	12	51,598
Cash and due from banks	1,223	325	36	898	(10)	(1)	908
Intangible assets	703	125	22	578	21	4	557
All other assets	4,238	282	7	3,956	(5)	—	3,961
Total assets	$68,581	$6,082	10%	$62,499	$6,200	11%	$56,299
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$16,342	$2,354	17%	$13,988	$1,117	9%	$12,871
Demand deposits - interest-bearing	6,573	677	11	5,896	41	1	5,855
Total demand deposits	22,915	3,031	15	19,884	1,158	6	18,726
Money market deposits	19,383	1,466	8	17,917	2,242	14	15,675
Savings and other domestic deposits	5,220	189	4	5,031	2	—	5,029
Core certificates of deposit	2,603	(712)	(21)	3,315	(1,234)	(27)	4,549
Total core deposits	50,121	3,974	9	46,147	2,168	5	43,979
Other domestic deposits of $250,000 or more	256	14	6	242	(64)	(21)	306
Brokered deposits and negotiable CDs	2,753	614	29	2,139	533	33	1,606
Deposits in foreign offices	502	127	34	375	29	8	346
Total deposits	53,632	4,729	10	48,903	2,666	6	46,237
Short-term borrowings	1,346	(1,415)	(51)	2,761	1,358	97	1,403
Long-term debt	5,606	2,111	60	3,495	1,825	109	1,670
Total interest-bearing liabilities	44,242	3,071	7	41,171	4,732	13	36,439
All other liabilities	1,461	391	37	1,070	(4)	—	1,074
Shareholders’ equity	6,536	266	4	6,270	355	6	5,915
Total liabilities and shareholders’ equity	$68,581	$6,082	10%	$62,499	$6,200	11%	$56,299

(1)	Includes nonaccrual loans

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Annual Interest Income / Expense
(dollar amounts in thousands)	2015	2014	2013
Assets
Interest-bearing deposits in banks	$90	$103	$102
Loans held for sale	23,812	12,728	18,905
Securities:
Available-for-sale and other securities:
Taxable	202,104	171,080	148,557
Tax-exempt	64,637	44,562	25,663
Total available-for-sale and other securities	266,741	215,642	174,220
Trading account securities	493	421	355
Held-to-maturity securities - taxable	86,614	88,724	50,214
Total securities	353,848	304,787	224,789
Loans and leases:
Commercial:
Commercial and industrial	700,139	643,484	643,731
Commercial real estate:
Construction	36,956	31,414	23,440
Commercial	146,526	163,192	182,622
Commercial real estate	183,482	194,606	206,062
Total commercial	883,621	838,090	849,793
Consumer:
Automobile	282,379	262,931	221,469
Home equity	340,342	343,281	345,379
Residential mortgage	220,678	213,268	199,601
Other consumer	41,866	28,824	27,939
Total consumer	885,265	848,304	794,388
Total loans and leases	1,768,886	1,686,394	1,644,181
Total earning assets	$2,146,636	$2,004,012	$1,887,977
Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—
Demand deposits - interest-bearing	4,278	2,272	2,525
Total demand deposits	4,278	2,272	2,525
Money market deposits	43,406	42,156	38,830
Savings and other domestic deposits	7,340	8,779	13,292
Core certificates of deposit	20,646	26,998	50,544
Total core deposits	75,670	80,205	105,191
Other domestic deposits of $250,000 or more	1,078	1,036	1,442
Brokered deposits and negotiable CDs	4,767	4,728	9,100
Deposits in foreign offices	659	483	508
Total deposits	82,174	86,452	116,241
Short-term borrowings	1,584	2,940	1,475
Long-term debt	80,026	49,929	38,313
Total interest-bearing liabilities	163,784	139,321	156,029
Net interest income	$1,982,852	$1,864,691	$1,731,948

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 21 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Yield
(Unaudited)

	Annual Average Rates(2)
Fully-taxable equivalent basis(1)	2015	2014	2013
Assets
Interest-bearing deposits in banks	0.10%	0.12%	0.15%
Loans held for sale	3.64	3.94	3.63
Securities:
Available-for-sale and other securities:
Taxable	2.53	2.52	2.33
Tax-exempt	3.11	3.12	4.56
Total available-for-sale and other securities	2.65	2.63	2.51
Trading account securities	1.06	0.92	0.44
Held-to-maturity securities - taxable	2.47	2.46	2.33
Total securities	2.60	2.57	2.45
Loans and leases:(3)
Commercial:
Commercial and industrial	3.55	3.51	3.75
Commercial real estate:
Construction	3.63	4.31	4.04
Commercial	3.48	3.82	4.11
Commercial real estate	3.51	3.89	4.10
Total commercial	3.54	3.59	3.83
Consumer:
Automobile	3.22	3.43	3.90
Home equity	4.01	4.09	4.16
Residential mortgage	3.71	3.79	3.84
Other consumer	8.71	7.30	6.41
Total consumer	3.74	3.84	4.05
Total loans and leases	3.64	3.71	3.93
Total earning assets	3.41	3.47	3.66
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—	—	—
Demand deposits - interest-bearing	0.07	0.04	0.04
Total demand deposit	0.02	0.01	0.01
Money market deposits	0.22	0.24	0.25
Savings and other domestic deposits	0.14	0.17	0.26
Core certificates of deposit	0.79	0.81	1.11
Total core deposits	0.22	0.25	0.34
Other domestic deposits of $250,000 or more	0.42	0.43	0.47
Brokered deposits and negotiable CDs	0.17	0.22	0.57
Deposits in foreign offices	0.13	0.13	0.15
Total deposits	0.22	0.25	0.35
Short-term borrowings	0.12	0.11	0.11
Long-term debt	1.43	1.43	2.29
Total interest bearing liabilities	0.37	0.34	0.43
Net interest rate spread	3.04	3.13	3.23
Impact of noninterest-bearing funds on margin	0.11	0.10	0.13
Net interest margin	3.15%	3.23%	3.36%

Commercial Loan Derivative Impact
(Unaudited)

	Annual Average Rates
Fully-taxable equivalent basis(1)	2015	2014	2013
Commercial loans(2)(3)	3.34%	3.37%	3.55%
Impact of commercial loan derivatives	0.20	0.22	0.28
Total commercial - as reported	3.54%	3.59%	3.83%

Average 30 day LIBOR	0.20%	0.15%	0.19%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 21 for the FTE adjustment.

(2)	Yield/rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes the impact of nonacrrual loans.

Huntington Bancshares Incorporated
Selected Annual Income Statement Data(1)
(Unaudited)

	Year Ended December 31,
		Change			Change
(dollar amounts in thousands, except per share amounts)	2015	Amount	Percent	2014	Amount	Percent	2013
Interest income	$2,114,521	$138,059	7%	$1,976,462	$115,825	6%	$1,860,637
Interest expense	163,784	24,463	18	139,321	(16,708)	(11)	156,029
Net interest income	1,950,737	113,596	6	1,837,141	132,533	8	1,704,608
Provision for credit losses	99,954	18,965	23	80,989	(9,056)	(10)	90,045
Net interest income after provision for credit losses	1,850,783	94,631	5	1,756,152	141,589	9	1,614,563
Service charges on deposit accounts	280,349	6,608	2	273,741	1,939	1	271,802
Cards and payment processing income	142,715	37,314	35	105,401	12,810	14	92,591
Mortgage banking income	111,853	26,966	32	84,887	(41,968)	(33)	126,855
Trust services	105,833	(10,139)	(9)	115,972	(7,035)	(6)	123,007
Insurance income	65,264	(209)	—	65,473	(3,791)	(5)	69,264
Brokerage income	60,205	(8,072)	(12)	68,277	(1,347)	(2)	69,624
Capital markets fees	53,616	9,885	23	43,731	(1,489)	(3)	45,220
Bank owned life insurance income	52,400	(4,648)	(8)	57,048	629	1	56,419
Gain on sale of loans	33,037	11,946	57	21,091	2,920	16	18,171
Securities gains (losses)	744	(16,810)	(96)	17,554	17,136	4,100	418
Other income	132,714	6,710	5	126,004	(12,821)	(9)	138,825
Total noninterest income	1,038,730	59,551	6	979,179	(33,017)	(3)	1,012,196
Personnel costs	1,122,182	73,407	7	1,048,775	47,138	5	1,001,637
Outside data processing and other services	231,353	18,767	9	212,586	13,039	7	199,547
Equipment	124,957	5,294	4	119,663	12,870	12	106,793
Net occupancy	121,881	(6,195)	(5)	128,076	2,732	2	125,344
Marketing	52,213	1,653	3	50,560	(625)	(1)	51,185
Professional services	50,291	(9,264)	(16)	59,555	18,968	47	40,587
Deposit and other insurance expense	44,609	(4,435)	(9)	49,044	(1,117)	(2)	50,161
Amortization of intangibles	27,867	(11,410)	(29)	39,277	(2,087)	(5)	41,364
Other expense	200,555	25,745	15	174,810	33,425	24	141,385
Total noninterest expense	1,975,908	93,562	5	1,882,346	124,343	7	1,758,003
Income before income taxes	913,605	60,620	7	852,985	(15,771)	(2)	868,756
Provision for income taxes	220,648	55	—	220,593	(6,881)	(3)	227,474
Net income	692,957	60,565	10	632,392	(8,890)	(1)	641,282
Dividends on preferred shares	31,873	19	—	31,854	(15)	—	31,869
Net income applicable to common shares	$661,084	$60,546	10%	$600,538	$(8,875)	(1)%	$609,413
Average common shares - basic	803,412	(16,505)	(2)%	819,917	(14,288)	(2)%	834,205
Average common shares - diluted	817,129	(15,952)	(2)	833,081	(10,893)	(1)	843,974
Per common share
Net income - basic	$0.82	$0.09	12	$0.73	$—	—	$0.73
Net income - diluted	0.81	0.09	13	0.72	—	—	0.72
Cash dividends declared	0.25	0.04	19	0.21	0.02	11	0.19
Revenue - fully taxable equivalent (FTE)
Net interest income	$1,950,737	$113,596	6	$1,837,141	$132,533	8	$1,704,608
FTE adjustment	32,115	4,565	17	27,550	210	1	27,340
Net interest income (2)	1,982,852	118,161	6	1,864,691	132,743	8	1,731,948
Noninterest income	1,038,730	59,551	6	979,179	(33,017)	(3)	1,012,196
Total revenue (2)	$3,021,582	$177,712	6%	$2,843,870	$99,726	4%	$2,744,144

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated
Annual Mortgage Banking Income
(Unaudited)

	Year Ended December 31,
(dollar amounts in thousands, except as noted)	2015	2014	2013	2012	2011
Mortgage banking income
Origination and secondary marketing	$90,272	$57,272	$85,016	$146,845	$68,217
Servicing fees	43,342	40,602	43,816	46,177	49,096
Amortization of capitalized servicing	(26,679)	(24,102)	(28,746)	(35,908)	(37,369)
Other mortgage banking income	10,978	14,734	16,206	19,607	15,506
Subtotal	117,913	88,506	116,292	176,721	95,450
MSR valuation adjustment(1)	(3,608)	(10,734)	35,556	(16,902)	(53,897)
Net trading gains (losses) related to MSR hedging	(2,452)	7,115	(24,993)	31,273	41,855
Total mortgage banking income	$111,853	$84,887	$126,855	$191,092	$83,408

Mortgage originations (in millions)	$4,705	$3,558	$4,418	$4,833	$3,921
Capitalized mortgage servicing rights(2)	160,718	155,598	162,301	120,747	137,435
Total mortgages serviced for others (in millions)(2)	16,168	15,637	15,239	15,623	15,886
MSR % of investor servicing portfolio	0.99%	1.00%	1.07%	0.77%	0.87%

Net impact of MSR hedging
MSR valuation adjustment(1)	$(3,608)	$(10,734)	$35,556	$(16,902)	$(53,897)
Net trading gains (losses) related to MSR hedging	(2,452)	7,115	(24,993)	31,273	41,855
Net interest income related to MSR hedging	—	—	—	(26)	166
Net gain (loss) on MSR hedging	$(6,060)	$(3,619)	$10,563	$14,345	$(11,876)

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Annual Credit Reserves Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in thousands)	2015	2014	2013	2012	2011
Allowance for loan and lease losses, beginning of period	$605,196	$647,870	$769,075	$964,828	$1,249,008
Loan and lease losses	(217,881)	(246,601)	(306,316)	(455,200)	(557,753)
Recoveries of loans previously charged off	130,088	121,974	117,650	112,738	120,664
Net loan and lease losses	(87,793)	(124,627)	(188,666)	(342,462)	(437,089)
Provision for loan and lease losses	88,679	83,082	67,797	155,193	167,730
Allowance of assets sold or transferred to loans held for sale	(8,239)	(1,129)	(336)	(8,484)	(14,821)
Allowance for loan and lease losses, end of period	597,843	605,196	647,870	769,075	964,828

Allowance for unfunded loan commitments and letters of credit, beginning of period	60,806	62,899	40,651	48,456	42,127
Provision for (reduction in) unfunded loan commitments and letters of credit losses	11,275	(2,093)	22,248	(7,805)	6,329
Allowance for unfunded loan commitments and letters of credit, end of period	72,081	60,806	62,899	40,651	48,456
Total allowance for credit losses	$669,924	$666,002	$710,769	$809,726	$1,013,284

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.19%	1.27%	1.50%	1.89%	2.48%
Nonaccrual loans and leases (NALs)	161	202	201	189	178
Nonperforming assets (NPAs)	150	179	184	173	163

Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.33%	1.40%	1.65%	1.99%	2.60%
Nonaccrual loans and leases (NALs)	180	222	221	199	187
Nonperforming assets (NPAs)	168	197	202	182	172

Huntington Bancshares Incorporated
Annual Net Charge-Off Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in thousands)	2015	2014	2013	2012	2011
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$27,924	$32,123	$16,390	$64,248	$89,699
Commercial real estate:
Construction	(824)	1,171	6,358	8,041	31,524
Commercial	(15,719)	(10,538)	18,496	70,388	116,577
Commercial real estate	(16,543)	(9,367)	24,854	78,429	148,101
Total commercial	11,381	22,756	41,244	142,677	237,800
Consumer:
Automobile	20,291	17,568	10,537	9,442	15,067
Home equity	19,850	36,947	82,263	116,379	101,797
Residential mortgage	10,126	19,752	27,162	47,923	56,681
Other consumer	26,145	27,604	27,460	26,041	25,744
Total consumer	76,412	101,871	147,422	199,785	199,289
Total net charge-offs	$87,793	$124,627	$188,666	$342,462	$437,089

Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.14%	0.18%	0.10%	0.40%	0.66%
Commercial real estate:
Construction	(0.08)	0.16	1.10	1.38	5.33
Commercial	(0.37)	(0.25)	0.42	1.35	2.08
Commercial real estate	(0.32)	(0.19)	0.49	1.36	2.39
Total commercial	0.05	0.10	0.19	0.66	1.20
Consumer:
Automobile	0.23	0.23	0.19	0.21	0.26
Home equity	0.23	0.44	0.99	1.40	1.28
Residential mortgage	0.17	0.35	0.52	0.92	1.20
Other consumer	5.44	6.99	6.30	5.72	4.85
Total consumer	0.32	0.46	0.75	1.08	1.05
Net charge-offs as a % of average loans	0.18%	0.27%	0.45%	0.85%	1.12%

Huntington Bancshares Incorporated
Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	December 31,
(dollar amounts in thousands)	2015	2014	2013	2012	2011
Nonaccrual loans and leases (NALs): (1)
Commercial and industrial	$175,195	$71,974	$56,615	$90,705	$201,846
Commercial real estate	28,984	48,523	73,417	127,128	229,889
Automobile	6,564	4,623	6,303	7,823	—
Residential mortgage	94,560	96,564	119,532	122,452	68,658
Home equity	66,278	78,515	66,169	59,519	40,687
Other consumer	—	45	20	6	—
Total nonaccrual loans and leases	371,581	300,244	322,056	407,633	541,080
Other real estate, net:
Residential	24,194	29,291	23,447	21,378	20,330
Commercial	3,148	5,748	4,217	6,719	18,094
Total other real estate, net	27,342	35,039	27,664	28,097	38,424
Other NPAs(2)	—	2,440	2,440	10,045	10,772
Total nonperforming assets (4)	$398,923	$337,723	$352,160	$445,775	$590,276

Nonaccrual loans and leases as a % of total loans and leases	0.74%	0.63%	0.75%	1.00%	1.39%
NPA ratio(3)	0.79	0.71	0.82	1.09	1.51

	December 31,
(dollar amounts in thousands)	2015	2014	2013	2012	2011
Nonperforming assets, beginning of period	$337,723	$352,160	$445,775	$590,276	$844,752
New nonperforming assets	569,433	431,261	466,122	741,724	745,063
Returns to accruing status	(100,928)	(77,241)	(82,112)	(140,714)	(195,786)
Loan and lease losses	(150,432)	(174,737)	(213,138)	(310,979)	(362,784)
Payments	(211,627)	(158,946)	(230,726)	(302,614)	(328,294)
Sales and transfers to held-for-sale	(45,246)	(34,774)	(33,761)	(131,918)	(103,198)
Other	—	—	—	—	(9,477)
Nonperforming assets, end of period (3)	$398,923	$337,723	$352,160	$445,775	$590,276

(1)	Excludes loans transferred to held-for-sale.

(2)	Other nonperforming assets represent an investment security backed by a municipal bond.

(3)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(4)	Nonaccruing troubled debt restructured loans on page 26 are included in the total nonperforming assets balance.

Huntington Bancshares Incorporated
Annual Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	December 31,
(dollar amounts in thousands)	2015	2014	2013	2012	2011
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$8,724	$4,937	$14,562	$26,648	$—
Commercial real estate	9,549	18,793	39,142	56,660	—
Automobile	7,162	5,703	5,055	4,418	6,265
Residential mortgage (excluding loans guaranteed by the U.S. Government)	14,082	33,040	2,469	2,718	45,198
Home equity	9,044	12,159	13,983	18,200	20,198
Other consumer	1,394	837	998	1,672	1,988
Total, excl. loans guaranteed by the U.S. Government	49,955	75,469	76,209	110,316	73,649
Add: loans guaranteed by U.S. Government	55,835	55,012	87,985	90,816	96,703
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$105,790	$130,481	$164,194	$201,132	$170,352
Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.10%	0.16%	0.18%	0.27%	0.19%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.11	0.12	0.20	0.22	0.25
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.21	0.27	0.38	0.49	0.44
Accruing troubled debt restructured loans:
Commercial and industrial	$235,689	$116,331	$83,857	$76,586	$54,007
Commercial real estate	115,074	177,156	204,668	208,901	249,968
Automobile	24,893	26,060	30,781	35,784	36,573
Home equity	(1) 199,393	252,084	188,266	110,581	52,224
Residential mortgage	264,666	265,084	305,059	290,011	309,678
Other consumer	4,488	4,018	1,041	2,544	6,108
Total accruing troubled debt restructured loans	$844,203	$840,733	$813,672	$724,407	$708,558
Nonaccruing troubled debt restructured loans:
Commercial and industrial	$56,919	$20,580	$7,291	$19,268	$48,553
Commercial real estate	16,617	24,964	23,981	32,548	21,968
Automobile	6,412	4,552	6,303	7,823	—
Home equity	(2) 20,996	27,224	20,715	6,951	369
Residential mortgage	71,640	69,305	82,879	84,515	26,089
Other consumer	151	70	—	113	113
Total nonaccruing troubled debt restructured loans	$172,735	$146,695	$141,169	$151,218	$97,092

(1)	Excludes approximately $88 million in home equity TDRs transferred to held-for-sale in the 2015 third quarter.

(2)	Excludes approximately $9 million in home equity TDRs transferred to held-for-sale in the 2015 third quarter.